AMENDMENT NO. 3 and consent

This Amendment No. 3 and Consent dated as of June 30, 2003 ("Agreement") is among Global Industries, Ltd., a Louisiana corporation ("Company"), and Global Offshore Mexico, S. de. R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable ("Mexican Borrower"; which, with the Company, are referred to as the "Borrowers"); the Lenders (as defined below) executing this Agreement; and Bank One, NA, as administrative agent for the Lenders ("Administrative Agent").

INTRODUCTION

    The Borrowers, the Lenders, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of April 30, 2002, as amended by Amendment No. 1 dated as of August 5, 2002 and Amendment No. 2 dated as of January 2, 2003 (as so amended, the "Credit Agreement").

    Global Divers and Contractors, L.L.C., a Louisiana limited liability company, as owner ("Owner"), and Administrative Agent, as mortgagee (in such capacity, the "Mortgagee"), have entered into the First Preferred Fleet Mortgage dated as of January 26, 2000 ("Mortgage") for the benefit of the Mortgagee and the Lenders, which secures the Borrowers' obligations under the Credit Agreement by granting a ship mortgage in the Sea Puma.

    The Borrowers, the Lenders, and the Administrative Agent desire (a) to amend the Credit Agreement in certain respects as set forth herein and (b) to consent to the change of flag of the Sea Puma.

    THEREFORE, the Borrowers, the Lenders, and the Administrative Agent hereby agree as follows:

            Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this  Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

            Section 2. Amendment to Credit Agreement.

            a.    Leverage Ratio. Section 6.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

    Period Ratio

    January 1, 2002 through March 31, 2002 2.95 to 1.00

    April 1, 2002 through June 30, 2002 2.25 to 1.00

    July 1, 2002 through September 30, 2002 2.00 to 1.00

    October 1, 2002 through March 31, 2003 1.75 to 1.00

    April 1, 2003 through March 31, 2004 2.50 to 1.00

    April 1, 2004 through June 30, 2004 2.25 to 1.00

    July 1, 2004 and thereafter 2.00 to 1.00

    Section 3. Consent. Pursuant to Section 6.01(o) of the Mortgage, the Mortgagee hereby consents to the change of flag of the Sea Puma from the United States to the Republic of Vanuatu. Pursuant to such consent, the Owner shall execute a new First Preferred Ship Mortgage to filed in the Office of the Deputy Commissioner of Maritime Affairs in the Republic of Vanuatu, and, upon execution of such new mortgage, the Mortgagee shall partially release the Mortgage as it pertains to the Sea Puma.

    Section 4. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

      the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

      (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

      as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

    Section 5. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

      the Borrowers, the Guarantors, the Administrative Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent; and

      the representations and warranties in this Agreement shall be true and correct in all material respects; and

      Borrowers shall have paid to the Administrative Agent (i) for the benefit of each Lender executing this Agreement, an amendment fee of 0.125% of such Lender's Commitments, and (ii) all other appropriate fees and expenses.

    Section 6. Effect on Loan Documents.

      Except as amended herein or consented to herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed and amended heretofore. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Credit Documents, as amended, including the waiver of any Event of Default or Default, however denominated.

      This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or Default under other Credit Documents.

    Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

    Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

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EXECUTED as of the date first above written.

GLOBAL INDUSTRIES, LTD

By:______________________________________________
Name: ___________________________________________
Title: ____________________________________________

GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V.

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

GLOBAL DIVERS AND CONTRACTORS, LLC.

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

BANK ONE, NA,
Individually and as Administrative Agent

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

BANK ONE, NA, as Issuing Bank

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

COMERICA BANK-TEXAS

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

CREDIT LYONNAIS NEW YORK BRANCH

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

CREDIT SUISSE FIRST BOSTON

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

HIBERNIA NATIONAL BANK

By:______________________________________________
Name: ___________________________________________
Title: ____________________________________________

NATEXIS BANQUE BFCE

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

WELLS FARGO BANK TEXAS, N.A.

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

WHITNEY NATIONAL BANK

By:_______________________________________________
Name: ____________________________________________
Title: _____________________________________________

ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

Each of the undersigned Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Amendment No. 2 and (ii) reaffirms its obligations under the Guaranties dated as of December 30, 1999, December 31, 1999, or January 26, 2000, as applicable, in favor of Bank One, NA, as Administrative Agent.

GIL HOLDINGS, L.L.C.
GLOBAL INDUSTRIES OFFSHORE, L.L.C.
GLOBAL PIPELINES PLUS, L.L.C.
GLOBAL MOVIBLE OFFSHORE PIPELINES, L.L.C.
NORMAN OFFSHORE PIPELINES, INC.
GLOBAL DIVERS AND CONTRACTORS, L.L.C.
SUBTEC MIDDLE EAST LTD.

By: ___________________________________________
William J. Doré
Chief Executive Officer

GLOBAL INDUSTRIES MEXICO HOLDINGS, S. DE R.L. DE C.V.
GLOBAL VESSELS MEXICO, S. DE R.L. DE C.V.
GLOBAL INDUSTRIES OFFSHORE SERVICES, S. DE R.L. DE C.V.
GLOBAL INDUSTRIES SERVICES, S. DE R.L. DE C.V.

By: ___________________________________________
William J. Doré
Chief Executive Officer

By: ___________________________________________
Peter S. Atkinson
President

By: ___________________________________________
Russell J. Robicheaux
Senior Vice President, General Counsel

                                                    GLOBAL INTERNATIONAL VESSELS, LTD.

By: ___________________________________________
William J. Doré
Chief Executive Officer

                                                    PIPELINES LLC

By: ___________________________________________
Name:_________________________________________
Title:__________________________________________